UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 12, 2018

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, Suite 1100 West
Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 12, 2018, Pebblebrook Hotel Trust (the “Company”) issued a press release revising the Company’s First Quarter 2018 Outlook. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report").

The press release furnished as Exhibit 99.2 to this Report sets forth certain information regarding the press release furnished as Exhibit 99.1 to this Report.  Such information is hereby incorporated by reference hereunder this Item 2.02.

Item 7.01 Regulation FD Disclosure.
On April 12, 2018, the Company announced that it will report its financial and operating results for the quarter ended March 31, 2018 on Thursday, April 26, 2018, after the market closes. The Company will conduct its quarterly conference call on Friday, April 27, 2018, at 10:00 AM ET.

To participate in the conference call, please follow the steps listed below:

On Friday, April 27, 2018, dial (877) 705-6003 approximately ten minutes before the call begins (9:50 AM ET);

Tell the operator that you are calling for Pebblebrook Hotel Trust’s First Quarter 2018 Earnings Conference Call;

State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Call will also be available through the Company's website. To access the webcast, log on to http://www.pebblebrookhotels.com ten minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.pebblebrookhotels.com.

On April 12, 2018, the Company issued a press release regarding the inadvertent posting to its website of a preliminary draft document relating to the Company's first quarter 2018 financial and operating results. A copy of the press release is furnished as Exhibit 99.2 to this Report.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust is a publicly traded real estate investment trust (“REIT”) organized to opportunistically acquire and invest primarily in upper upscale, full-service hotels located in urban markets in major gateway cities. The Company owns 28 hotels, with a total of 6,973 guest rooms. The Company owns hotels located in 9 states and the District of Columbia, including: Los Angeles, California (Beverly Hills, Santa Monica and West Hollywood); San Diego, California; San Francisco, California; Washington, DC; Coral Gables, Florida; Naples, Florida; Buckhead, Georgia; Boston, Massachusetts; Minneapolis, Minnesota; Portland, Oregon; Philadelphia, Pennsylvania; Nashville, Tennessee; Columbia River Gorge, Washington; and Seattle, Washington. For more information, please visit us at www.pebblebrookhotels.com and follow us on Twitter at @PebblebrookPEB.

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Additional Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at

www.pebblebrookhotels.com

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued April 12, 2018, relating to the Company's First Quarter 2018 Outlook.
99.2	Press release, issued April 12, 2018, relating to an inadvertent posting of a document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

April 12, 2018	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary